                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 5, 2007

                         UNIVERSAL DETECTION TECHNOLOGY
               (Exact name of Registrant as specified in charter)


        California                      0-14266                 95-2746949
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

                         9595 Wilshire Blvd., Suite 700
                         Beverly Hills, California 90212
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 248-3655


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13(e)-4(c))

THIS CURRENT REPORT ON FORM 8-K AND OTHER REPORTS FILED BY THE REGISTRANT FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION (COLLECTIVELY THE "FILINGS") CONTAIN FORWARD LOOKING STATEMENTS AND INFORMATION THAT ARE BASED UPON BELIEFS OF, AND INFORMATION CURRENTLY AVAILABLE TO, THE REGISTRANT'S MANAGEMENT, AS WELL AS ESTIMATES AND ASSUMPTIONS MADE BY THE REGISTRANT'S MANAGEMENT. WHEN USED IN THE FILINGS THE WORDS "ANTICIPATE", "BELIEVE", "ESTIMATE", "EXPECT", "FUTURE", "INTEND", "PLAN" OR THE NEGATIVE OF THESE TERMS AND SIMILAR EXPRESSIONS AS THEY RELATE TO THE REGISTRANT OR THE REGISTRANT'S MANAGEMENT IDENTIFY FORWARD LOOKING STATEMENTS. SUCH STATEMENTS REFLECT THE CURRENT VIEW OF THE REGISTRANT WITH RESPECT TO FUTURE EVENTS AND ARE SUBJECT TO RISKS, UNCERTAINTIES, ASSUMPTIONS AND OTHER FACTORS RELATING TO THE REGISTRANT'S INDUSTRY, OPERATIONS AND RESULTS OF OPERATIONS AND ANY BUSINESSES THAT MAY BE ACQUIRED BY THE REGISTRANT. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD THE UNDERLYING ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED, BELIEVED, ESTIMATED, EXPECTED, INTENDED OR PLANNED.


ITEM 1.02         TERMINATION OF MATERIAL DEFINITIVE AGREEMENT

         On July 5, 2007, the Company entered into a Letter Agreement with Innovative Marketing, Inc. ("IMI") whereby the Company and IMI terminated that certain Stock Agreement dated January 18, 2007 (the "Agreement"). Under the terms of the rescission, the $1,600,000 of inventory credits granted to the Company by IMI under the Agreement have been terminated and the 60,000,000 shares of common stock of the Company granted to IMI have been returned and canceled. The Letter Agreement with IMI is attached hereto as an Exhibit to this Current Report.

         On July 5, 2007, the Company entered into a Letter Agreement with Julius Investments ("Julius") whereby the Company and Julius agreed to unwind and reverse the previous conversion of $50,000 of indebtedness in favor of Julius. Accordingly, the Company is reassuming the $50,000 of indebtedness and the 30,000,000 shares of common stock of the Company issued upon the conversion have been returned and canceled. The Letter Agreement with Julius is attached hereto as an Exhibit to this Current Report.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

Item No. Description
-------- -----------

10.1     Letter Agreement with Innovative Marketing, Inc.
10.2     Letter Agreement with Julius Investments

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2007


                                             UNIVERSAL DETECTION TECHNOLOGY

                                             By: /S/ JACQUES TIZABI
                                                 ----------------------------
                                                 Jacques Tizabi
                                                 Chief Executive Officer